UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2013

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On April 9, 2013, Liberty Interactive LLC (“Liberty LLC”), a wholly-owned subsidiary of Liberty Interactive Corporation (the “Company”), completed the offer and sale to BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC (the “Initial Purchasers”) of $850,000,000 aggregate original principal amount of Liberty LLC's 0.75% Exchangeable Senior Debentures due 2043 (the “Debentures”) in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
The Debentures were issued pursuant to an Indenture, dated as of July 7, 1999 (the “Base Indenture”), between Liberty LLC (formerly known as Liberty Media Corporation) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as amended and supplemented by the Ninth Supplemental Indenture, dated as of June 13, 2002 (the “Ninth Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of September 11, 2003 (the “Twelfth Supplemental Indenture”) and the Sixteenth Supplemental Indenture, dated as of April 9, 2013 (the “Sixteenth Supplemental Indenture and together with the Base Indenture, the Ninth Supplemental Indenture and the Twelfth Supplemental Indenture, the “Indenture”).
Interest and Maturity
The Debentures mature on March 30, 2043. Interest on the Debentures will accrue from April 9, 2013 at an annual rate of 0.75% of the original principal amount of $1,000 per Debenture, payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing June 30, 2013.
Exchangeability for Reference Shares
Each $1,000 original principal amount of Debentures is initially exchangeable for a basket of 6.3040 shares of common stock of Time Warner Cable, Inc. and 5.1635 shares of common stock of Time Warner Inc., which may change over time to include other publicly traded common equity securities that may be distributed on or in respect of those shares of Time Warner Cable, Inc. and Time Warner Inc. (or into which any of those securities may be converted or exchanged). We refer to this basket of shares for which each Debenture in the original principal amount of $1,000 may be exchanged as the Reference Shares attributable to such Debenture, and to each issuer of Reference Shares as a Reference Company.
Each Debenture is exchangeable at the option of the holder at any time, upon which they will be entitled to receive the Reference Shares attributable to such Debenture or, at the election of Liberty LLC, cash or a combination of Reference Shares and cash having a value equal to such Reference Shares. Upon exchange, holders will not be entitled to any cash payment representing accrued interest or outstanding additional distributions.
Additional Distributions
Liberty LLC will make an additional distribution on each Debenture if a Reference Company makes a distribution of cash, securities (other than publicly traded common equity securities) or other property with respect to the Reference Shares. The additional distribution will be payable in cash and will equal, for each Debenture, the amount of cash so distributed (in the case of a cash distribution) or the value of any securities (other than publicly traded common equity securities) or other property so distributed that corresponds to the Reference Shares attributable to such Debenture. If any publicly traded common equity securities are distributed in respect of such Reference Shares, Liberty LLC will not make an additional distribution and those securities will instead become Reference Shares.
Adjusted Principal Amount
The principal amount of the Debentures will not be reduced by any amount we pay that corresponds to any regular cash dividends on the Reference Shares. The original principal amount of the Debentures will be reduced by the amount of all additional distributions that Liberty LLC makes to holders of the Debentures that are attributable to extraordinary distributions on or in respect of the Reference Shares. When we refer to an extraordinary distribution, we refer to any dividend or distribution by a Reference Company on its Reference Shares that is not a regular cash dividend.
Optional Redemption
Liberty LLC may, at its option, redeem the Debentures, in whole or in part, on or after (i) April 5, 2018, if at the time they exercise its right of redemption the current market price of the reference shares attributable to each $1,000 original principal amount of Debentures equals or exceeds $1,2000 and (ii) April 5, 2023, at any time, in each case at a redemption price, in cash, equal to the adjusted principal amount of the Debentures plus accrued and unpaid interest to the date of redemption plus any final period distribution. If Liberty LLC makes a partial redemption, Debentures in an aggregate original principal amount of at least $100,000,000 must remain outstanding.
Purchase at the Option of the Holder

Holders may tender Debentures for purchase by Liberty LC on March 30, 2023, at a purchase price equal to the adjusted principal amount plus accrued and unpaid interest to the purchase date plus any final period distribution. Liberty LLC may pay the purchase price, at its election, in cash or through delivery of Reference Shares having a value equal to the purchase price or a combination of Reference Shares and cash.
Certain Covenants
The Indenture contains customary covenants with respect to (i) limitations on liens, (ii) limitations on sale and leaseback and (iii) limitations on certain merger, consolidation and similar transactions. These covenants are subject to a number of important exceptions and qualifications.
The descriptions set forth above are qualified in their entirety by reference to the Sixteenth Supplemental Indenture, which will be filed with the Company's next Quarterly Report on Form 10-Q, and to the Base Indenture and the Ninth Supplemental Indenture, which are filed as Exhibit 4.1 to Liberty LLC's Registration Statement on Form S-4 dated September 3, 1999 and Exhibit 4.1 to Liberty LLC's Current Report on Form 8-K dated June 17, 2002, respectively, and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
Press Release Regarding Redemption of 3.125% Exchangeable Senior Debentures due 2023
On April 9, 2013, Liberty LLC announced that it has called for redemption of its outstanding 3.125% Exchangeable Senior Debentures due 2023 (the "Old Debentures") on May 9, 2013. The full text of the press release announcing the redemption of the Old Debentures is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01 of this Report.

Press Release Regarding Annual Meeting of Stockholders
On April 9, 2013, the Company announced that it intends to hold its Annual Meeting of Stockholders on Tuesday, June 4, 2013, at 10:00 a.m., Mountain Time, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112. The Record Date for the meeting is 5:00 p.m., New York City time, on April 10, 2013. At the meeting, the Company may make observations regarding its financial performance and outlook.
Press Release Regarding First Quarter Earnings Release
On April 12, 2013, the Company issued a press release, attached hereto as Exhibit 99.3, announcing it will release its first quarter earnings on Wednesday, May 8th at 11:45 a.m. (ET). Greg Maffei, Liberty Interactive Corporation's President and CEO, will host the call. During the call, Mr. Maffei will discuss the company's financial performance and outlook.
The information in this Item 7.01 and the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Name
99.1	Press Release dated April 9, 2013 regarding the redemption.
99.2	Press Release dated April 9, 2013 regarding the annual meeting.
99.3	Press Release dated April 12, 2013 regarding the first quarter earnings release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2013

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated April 9, 2013 regarding the redemption.
99.2	Press Release dated April 9, 2013 regarding the annual meeting.
99.3	Press Release dated April 12, 2013 regarding the first quarter earnings release.